USQ CORE REAL ESTATE FUND

Supplement dated June 7, 2018
to the Prospectus dated September 27, 2017 (as revised December 5, 2017)

The Board of Trustees of USQ Core Real Estate Fund (the "Fund") has approved a change to the Fund's current investment policy of investing, under normal market conditions, between 70% and 90% of the Fund's total assets in a concentrated portfolio of "core" private institutional real estate investment funds ("Private Investment Funds") included in the National Council of Real Estate Investment Fiduciaries Fund Index – Open End Diversified Core Equity (the "NFI-ODCE Index").

Effective June 8, 2018, the Fund's policy will be to invest, under normal market conditions, between 70% and 95% of its total assets in a concentrated portfolio of "core" Private Investment Funds included in the NFI-ODCE Index. In order to maintain liquidity for the Fund's quarterly repurchase policy and provide diversification, a substantial portion (between 5% and 30%) of the Fund's assets will be invested in public real estate securities, including exchange traded funds ("ETFs"), index mutual funds ("Index Funds") and closed-end funds and mutual funds (collectively with ETFs and Index Funds, "Public Investment Funds") and publicly traded securities, utilizing long-only strategies with no hedging, derivatives or short positions."

As a result of the foregoing, the Fund's Prospectus is revised as follows:

1.	The following information replaces the third and fourth sentences under "Summary of Investment Strategy" on the cover page of the Prospectus:

"Under normal market conditions, the Fund operates as a "fund-of-funds," and the Adviser executes its investment strategy by investing, between 70% and 95% of the Fund's total assets, in a concentrated portfolio of "core" Private Investment Funds included in the National Council of Real Estate Investment Fiduciaries Fund Index – Open End Diversified Core Equity (the "NFI-ODCE Index"). In order to maintain liquidity for the Fund's quarterly repurchase policy and provide diversification, a substantial portion (between 5% and 30%) of the Fund's assets will be invested in Public Investment Funds and publicly traded securities, utilizing long-only strategies with no hedging, derivatives or short positions."

2.	The following information replaces the second paragraph under the "Prospectus Summary – Principal Investment Strategies of the Fund" section on page 1 of the Prospectus:

"Under normal circumstances, at least 80% of the Fund's net assets plus borrowings for investment purposes will be invested in real estate securities (as defined below).  The Fund executes its investment strategy primarily by seeking to invest in a broad portfolio of real estate securities across two major categories – Private Investment Funds and Public Investment Funds.  Under normal market conditions, the Fund operates as a "fund-of-funds," and the Adviser executes its investment strategy by investing, between 70% and 95% of the Fund's total assets, in a concentrated portfolio of "core" Private Investment Funds included in the National Council of Real Estate Investment Fiduciaries Fund Index – Open End Diversified Core Equity. In order to maintain liquidity for the Fund's quarterly repurchase policy and provide diversification, a substantial portion (between 5% and 30%) of the Fund's assets will be invested in Public Investment Funds and publicly traded securities, utilizing long-only strategies with no hedging, derivatives or short positions."

3.
The following information replaces the first paragraph under the "Principal Investment Objective, Policies and Strategies – The Fund's Target Investment Portfolio" section on page 10 of the Prospectus:

"Under normal market conditions, the Adviser executes its investment strategy by investing, between 70% and 95% of the total assets, in a concentrated portfolio of "core" Private Investment Funds included in the National Council of Real Estate Investment Fiduciaries ("NCREIF") Fund Index – Open End Diversified Core Equity (the "NFI-ODCE Index").  Investment in "core" Private Investment Funds typically reflects lower risk investment strategies utilizing low leverage and generally represented by equity ownership positions in stable U.S. operating properties diversified across regions and property types."

4.
The following information replaces the fourth paragraph under the "Principal Investment Objective, Policies and Strategies – The Fund's Target Investment Portfolio" section on page 11 of the Prospectus:

"The Adviser may also invest, typically up to 30% of its total assets, in Public REITs, Private REITs, REOCs, and Public Investment Funds that invest principally, directly or indirectly, in real estate.  Publicly offered real estate funds are not members of the NFI-ODCE Index.  In order to maintain liquidity for the Fund's quarterly repurchase policy and provide diversification, a substantial portion (between 5% and 30%) of the Fund's assets will be invested in Public Investment Funds and publicly traded securities, utilizing long-only strategies with no hedging, derivatives or short positions."

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

USQ CORE REAL ESTATE FUND

Supplement dated June 7, 2018 to the Statement of Additional Information
dated September 27, 2017 (as revised December 5, 2017)

Effective as of March 1, 2018, Mary Ziegler serves as Chief Compliance Officer and Anti-Money Laundering ("AML") Compliance Officer of the USQ Core Real Estate Fund (the "Fund").  Accordingly, the table of Officers in the Fund's Statement of Additional Information is hereby removed and replaced with the following:

Officers of the Fund**

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
G. Keith Downing (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Operating Officer and Treasurer	Since 2017	Mr. Downing is Chief Operating Officer of the Adviser since its inception. From August 2011 to December 2016, Mr. Downing was Director of Fund Administration of Nationwide Investment Management Group.
Thomas E. Miller, CFA (1983) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Vice President and Chief Investment Officer	Since 2017
Mr. Miller is Chief Investment Officer of the Adviser since inception. From April 2016 to April 2017, Mr. Miller was Associate Vice President, Head of Manager Strategies of Nationwide Investment Management Group. From February 2013 to April 2016, Mr. Miller was Associate Vice President, Product Management and Research of Nationwide Investment Management Group.  From October 2012 to February 2013, Mr. Miller was Product Manager, Total Return Fixed Income at Delaware Investments.  From October 2008 to October 2012, Mr. Miller was Consultant, Product Management and Research at Nationwide Investment Management Group.

Mary K. Ziegler (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Compliance Officer and AML Compliance Officer	Since 2018	Ms. Ziegler is Chief Legal and Compliance Officer of the Adviser since February 2018. From June 2012 to February 2018, Ms. Ziegler was Chief Compliance Officer of TFS Capital LLC (investment adviser).

** Each Officer of the Fund serves at the pleasure of the Board.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.